Exhibit 10.1



                           STOCK PURCHASE OPTION AGREEMENT

                                   by and between

                            AMERICAN ELECTROMEDICS CORP.

                                        and

                                     ANDY ROSCH





                           Dated as of November 1, 1997

                           STOCK PURCHASE OPTION AGREEMENT


                    STOCK PURCHASE OPTION AGREEMENT dated as of the 1st day of November, 1997 by and between AMERICAN ELECTROMEDICS CORP., a Delaware corporation (the "Purchaser" or "AEC"), and ANDY ROSCH, a German citizen (the "Seller").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, Seller owns 25,000 shares (the "Rosch Shares") of the issued and outstanding capital stock (the "Rosch Capital Stock") of Rosch GmbH Medizintechnik, a German corporation ("Rosch") which comprises fifty percent (50%) of the issued and outstanding Rosch Capital Stock;

                    WHEREAS, Seller owns 45,000 shares (the "Meditronic Shares") of the issued and outstanding capital stock (the "Meditronic Capital Stock") of Meditronic Medizinelektronik GmbH, a German corporation ("Meditronic") (Rosch and Meditronic sometimes collectively referred to as the "Companies" or individually as a "Company") which comprises forty-five percent (45%) of the issued and outstanding Meditronic Capital Stock; and

                    WHEREAS, upon the terms and subject to the conditions herein, the Seller desires to sell to the Purchaser, and the Purchaser desires to have the right to purchase from the Seller, the Rosch Shares of Capital Stock owned by Seller and the Meditronic Shares (collectively the "Purchased Shares");

                    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                      ARTICLE 1

                                  PURCHASE AND SALE

                    1.1  Purchase and Sale of Capital Stock. Upon the terms
                         ----------------------------------
          and subject to the conditions herein, at the Closing (as defined in Section 1.2 hereof), the Seller shall sell and deliver to the Purchaser, and the Purchaser shall have the right to purchase from the Seller, the Purchased Shares for a purchase price (the "Purchase Price") equal to (a) US$ 200,000 and (b) 210,000 shares of AEC Common Stock, $.10 par value (the "AEC Shares").

                    1.2  Closing.  The closing of the transactions
                         -------
          contemplated herein (the "Closing") shall take place at the offices of Rosch, Alt Buckow 6, Berlin, Germany, at 10:00 A.M. local time on not less than three (3) days notice from the Purchaser to the Seller exercising its right to purchase, which closing date may not be later than December 31, 1997 (the "Closing Date"), unless the parties hereto otherwise agree.

                                      ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

                    In order to induce the Purchaser to enter into this Agreement, the Seller hereby represents and warrants to the Purchaser as follows:

                    2.1  Authorization.  The Seller has full legal capacity
                         -------------
          to enter into this Agreement and has taken all action necessary to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against him in accordance with its terms.

                    2.2  Ownership of Capital Stock and Purchased Shares.
                         -----------------------------------------------
          The Seller owns beneficially and of record the Rosch Shares, which constitute fifty percent (50%) of the issued and outstanding shares of the Rosch Capital Stock, free and clear of any claim, lien, pledge, option, security interest, restriction or other rights of third parties. The Seller owns beneficially and of record the Meditronic Shares, which constitute forty-five percent (45%) of the issued and outstanding shares of the Meditronic Capital Stock, free and clear of any claim, lien, pledge, option, security interest, restriction or other rights of third parties. Upon delivery to the Purchaser at the Closing of certificates representing the Purchased Shares, together with all necessary instruments of transfer and payment of taxes by the Seller, and upon the Seller's receipt of the consideration, the Purchaser will have valid and marketable title to the Purchased Shares free of any adverse claims arising in respect of the Seller.

                    2.3  No Violation. Neither the execution and delivery by
                         ------------
          the Seller of this Agreement or any of the instruments or agreements herein referred to, the consummation by him of the transactions contemplated hereby or thereby, nor the compliance by him with any of the terms or provisions of any such instruments or agreements will: (a) constitute or result in a breach of any provision of the certificate of incorporation or by-laws of either Company or any agreement to which the Seller or either Company is a party or by which any of them or any of their assets or properties is bound, (b) contravene any federal, regional or local law, rule or regulation, (c) contravene any judgment, order or decree applicable to or binding upon either Company or any of their respective assets, or (d) result in the creation of any lien, security interest, charge or encumbrance
          upon  any  property or  assets of  either  Company.   No consent,
          approval or authorization of, and no filing or registration with, any governmental or regulatory official, body or authority is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                    2.4  Securities Compliance. The Seller acknowledges and
                         ---------------------
          understands that the AEC Shares will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other country, and that the AEC Shares may not be offered or sold in the United States unless either registered under the Securities Act or in compliance with any exemption from such registration. The Seller is acquiring the AEC Shares for his own account, for investment purposes and has no current intention to sell the AEC Shares. The Seller is familiar with the business and operations of AEC, has received the Form 10-KSB of AEC for the fiscal year ended July 29, 1996 and the Forms 10-QSB for the three fiscal quarters in fiscal 1997, and has had the opportunity to discuss AEC and the AEC Shares with officers of AEC.

                    2.5  Incorporation.  Each Company is a corporation duly
                         -------------
          organized, validly existing and in good standing under the laws of the Republic of Germany, and is duly qualified in each jurisdiction where the nature of its business requires such qualification. Each Company has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as currently conducted. Neither Company has any direct or indirect subsidiaries, is a partner in any partnership or joint venture, and neither Company owns any capital stock interests or other equity interests, or rights or options to acquire any equity or other interests, in any entities.

                    2.6  Capitalization.  The authorized Capital Stock of
                         --------------
          Rosch consists of 50,000 shares, all of which are owned by either AEC or Seller. The authorized Capital Stock of the Meditronic consists of 100,000 shares. All of the outstanding shares of each the Companies' Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, subscriptions, calls, unsatisfied preemptive or contractual rights, voting agreements, registration rights agreements or other rights for the purchase of or receipt of, and no securities or obligations of any kind convertible into or exchangeable for, any Capital Stock of either Company.

                    2.7  Contracts.
                         ---------

                    2.7.1  Contracts of Rosch.  The Seller has delivered or
                           ------------------
          caused to be delivered to the Purchaser true and complete copies of all contracts, leases, licenses, loan agreements and other arrangements, together with all amendments and supplements thereto and all waivers of any terms thereof, whether oral or written, to which Rosch is a party or by which any of its assets or properties is subject or bound (collectively, the "Rosch Contracts"). The Rosch Contracts are valid and in full force and effect and constitute the respective legal, valid and binding obligations of Rosch and the other parties thereto, enforceable against Rosch and such other parties in accordance with their respective terms, and there are no existing violations or defaults by Rosch or, to the Seller's knowledge, by any other party thereto and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a violation or default thereunder. No other party to any Rosch Contract has in writing or otherwise asserted the right, and no basis exists for the assertion of any enforceable right to renegotiate, cancel or terminate prior to the full term thereof any term or condition of any Rosch Contract, nor does the Seller or Rosch have any knowledge that any party to any Rosch Contract intends to not renew any Rosch Contract upon termination of its current term. Set forth on Schedule 2.7.1 to this Agreement is a true and
                       --------------
          complete list of all of the Rosch Contracts.

                    2.7.2  Contracts of Meditronic. The Seller has delivered
                           -----------------------
          or caused to be delivered to the Purchaser true and complete copies of all contracts, leases, licenses, loan agreements and other arrangements, together with all amendments and supplements thereto and all waivers of any terms thereof, whether oral or written, to which Meditronic is a party or by which any of its assets or properties is subject or bound (collectively, the "Meditronic Contracts"). The Meditronic Contracts are valid and in full force and effect and constitute the respective legal, valid and binding obligations of Meditronic and the other parties thereto, enforceable against Meditronic and such other parties in accordance with their respective terms, and there are no existing
          violations  or  defaults  by   Meditronic  or,  to  the  Seller's
          knowledge, by any other party thereto and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a violation or default thereunder. No other party to any Meditronic Contract has in writing or otherwise asserted the right, and no basis exists for the assertion of any enforceable right to renegotiate, cancel or terminate prior to the full term thereof any term or condition of any Meditronic Contract, nor does the Seller or Meditronic have any knowledge that any party to any Meditronic Contract intends to not renew any Meditronic
          Contract  upon termination  of its  current term.   Set  forth on
          Schedule 2.7.2 to this Agreement is a true and complete list of
          --------------
          all of the Meditronic Contracts.

                    2.8  Litigation.  There is no action, claim, suit,
                         ----------
          proceeding, arbitral action or governmental investigation or audit pending or threatened against or relating to either Company which would, individually or in the aggregate, materially adversely affect the business or the financial condition of either Company or the consummation of the transactions contemplated by this Agreement. The Seller is not aware of any facts or circumstances which may give rise to any of the foregoing. There is no order, writ, injunction, stipulation, judgment or decree outstanding against either Company.

                    2.9  Compliance with Laws.  Each Company has in all
                         --------------------
          material respects complied with all applicable federal, state, local and international laws, statutes, ordinances, regulations, judgments, orders and other legal requirements (including those relating to employment and employment practices, terms and conditions of employment, wages and hours and nondiscrimination in employment) affecting such Company's respective business or financial conditions. Neither Company has received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such laws, statutes, ordinances, regulations, judgments, orders and other legal requirements. Each Company holds and is in compliance in all material respects with all permits, licenses, franchises, orders, certificates and approvals of any federal, state or local regulatory or governmental authority necessary for or relating to its respective business.

                    2.10 Taxes.    (a)  All taxes, including income, net
                         -----
          proceeds, sales, property, personal property (tangible and intangible), use, excise, duty, franchise, transfer, withholding, payroll, employment and other charges, including interest and penalties thereon, (collectively, "Taxes") of each Company due to the date hereof to all federal, state, foreign or local authorities (collectively, "Taxing Authorities") have been duly paid or are adequately provided on the Financial Statements (as defined in Section 2.11 below). In addition, all tax reports, returns, information returns and other documents in respect of all relevant Taxes (collectively, "Tax Reports") to be filed by either Company on or prior to the Closing Date shall have been filed by such Company on or prior to the Closing Date.

                    (b) There are no agreements, waivers or other arrangements providing for extension of time with respect to the assessment or collection of any Tax of either Company nor, to the best knowledge of the Seller, are there any actions, suits, proceedings, investigations or claims now pending against either Company in respect of any Tax, or any matters under discussion with any Taxing Authority relating to any amount of any Tax. The respective Tax Reports of each Company have not been audited and are not in the process of being audited by the applicable taxing authorities, and there is no tax deficiency with respect to any Tax outstanding, proposed or assessed against either Company.

                    2.11 Financial Information. The Seller has delivered to
                         ---------------------
          the Purchaser true, correct and complete copies of (i) the financial statements of each Company for each of the years ended December 31, 1995 and 1996, (ii) the financial statements of each Company for the interim period ended July 31, 1997, which shall be audited in the case of Rosch and unaudited in the case of Meditronic, and (iii) prior to Closing, Seller shall deliver to Purchaser unaudited financial statements of each Company as of October 31, 1997 (collectively, the "Financial Statements). The
          Financial Statements present and will present fairly the financial position, assets and liabilities of each Company as of the dates thereof and the revenues, expenses, results of operations and cash flows of each Company for the periods covered thereby. The Financial Statements are in accordance with the respective books and records of each Company, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. The respective Financial Statements of each of the Companies make full and adequate disclosure of, and provision for, all of the respective obligations and liabilities of each Company as of the dates thereof. Neither Company has made any distributions of cash or assets, other than in the normal course of business, since December 31, 1996. Neither Company has any liabilities or obligations, whether accrued, absolute, contingent or otherwise, which are material to such Company except for the liabilities and obligations disclosed in their respective Financial Statements or incurred since July 31, 1997 in the ordinary course of business.

                    2.12 Absence of Changes.  Since December 31, 1996 there
                         ------------------
          has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the business or financial condition of either Company, nor has there been the declaration of or the payment of any dividend or other distribution by either Company to its respective stockholders.

                    2.13 Intellectual Property.  Schedule 2.13 lists all
                         ---------------------   -------------
          trademarks, registered copyrights, trade names, service marks, patents and similar intangible rights, and all applications therefor ("Intellectual Property") owned by either Company or used
                     ------------ --------
          at any time in the past two years in their respective businesses. Except as set forth in Schedule 2.13, each Company is the sole
                                 -------------
          owner of all its respective Intellectual Property, free and clear of all liens, security interests, charges or encumbrances. Each Company is the beneficial and record owner of all Intellectual Property necessary or desirable to the conduct of its respective business as heretofore conducted. Except as set forth in Schedule
                                                                   --------
          2.13, no proceedings have been instituted, are pending or, to the
          ----
          knowledge of the Seller after due inquiry, threatened, which challenge or would affect the rights of either Company in respect to any of the aforesaid or the validity thereof.  Neither the use by the Companies anywhere  of the names and trademarks  set forth in Schedule 2.13 (the "Trademarks") infringes upon or otherwise
             -------------
          violates the rights of others.   Except as set forth in  Schedule
          2.13, none of the other Intellectual Property infringes upon or otherwise violates the rights of others. Except as set forth in
          Schedule 2.13, none of the Intellectual Property is being infringed
          -------------
          by others and none of the Intellectual Property is subject to any outstanding order, decree, judgment, stipulation or charge. No licenses, sublicenses, or agreements pertaining to any of the Intellectual Property have been granted by either Company and, except as set forth in Schedule 2.13, neither Company has received
                                 -------------
          any charge of interference or infringement of any Intellectual Property. Schedule 2.13 also sets forth a complete and correct
                     -------------
          list of all trademark, service mark, trade name and copyright registrations, issued patents and applications for the foregoing,
          filed  by  either  Company   with  respect  to  any  Intellectual
          Property. All such registrations are valid and in full force and effect and all such applications were duly and properly filed and, except as set  forth in  Schedule 2.13,  neither Company has
                                        -------------
          received notice to the contrary or of any opposition or other adverse proceeding with respect to such registrations or applications.

                                      ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                    In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as follows:

                    3.1  Incorporation. The Purchaser is a corporation duly
                         -------------
          organized, validly existing and in good standing under the laws of the State of Delaware.

                    3.2  Authorization.  The Purchaser has all necessary
                         -------------
          corporate power and authority to enter into this Agreement and has taken all corporate action to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

                    3.3  No Violation.  The execution, delivery and
                         ------------
          performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the passage of time, or both, result in (i) a violation of or a conflict with any provision of the Purchaser's Certificate of Incorporation or By-Laws; (ii) a breach or violation of or constitute a default under any term or provision of any contract, agreement, license, permit, indenture, instrument, mortgage, lease, right or other obligation or restriction to which the Purchaser is a party or by which any asset or property of the Purchaser is or may be bound; or (iii) a violation by the Purchaser of any law, which violation would materially adversely affect the consummation of the transactions contemplated by this Agreement.

                    3.4  Capitalization. The authorized capital stock of the
                         --------------
          Purchaser consists of 1,000,000 shares of Preferred Stock, $.01 par value, none of which is outstanding, and 20,000,000 shares of Common Stock, $.10 par value, of which 2,553,136 shares are outstanding, excluding shares reserved for issuance upon the
          exercise of  options, warrants  and convertible debentures.   The
          AEC Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                    3.5  Consents and Approvals.  No approval, consent,
                         ----------------------
          waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any federal, state, local or foreign governmental authority or other third party is required that has not been obtained on the part of the Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                    3.6  Reporting Requirements. The Purchaser is subject to
                         ----------------------
          periodic reporting under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all financial reports required thereunder with the U.S. Securities
          and Exchange Commission  since August  1, 1995.   The AEC  Common
          Stock is  traded on the OTC  Bulletin Board.   When available the
          Purchaser shall deliver to the Seller the Purchaser's Form 10-KSB for the fiscal year ended July 31, 1997.

                                      ARTICLE 4

                      CONDITIONS TO OBLIGATIONS OF THE PURCHASER

                    The obligations of the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Purchaser at its sole discretion):

                    4.1  Representations, Warranties and Obligations.  All
                         -------------------------------------------
          representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Seller shall have performed in all material respects all of his agreements, covenants and obligations required hereby to be performed prior to or at the Closing Date.

                    4.2  Stock Certificates. The Seller shall deliver to the
                         ------------------
          Purchaser the certificates evidencing the Purchased Shares, together with the requisite instruments of transfer.

                    4.3  Good Standing Certificate.  Each Company shall
                         -------------------------
          deliver to the Purchaser a certificate as of a recent date as to the good standing of such Company from each jurisdiction in which that Company is incorporated, qualified or licensed to do business.

                    4.4  Consents and Approvals.  The Seller shall have
                         ----------------------
          obtained and delivered to the Purchaser all approvals, consents, waivers, orders and authorizations of governmental authorities or other third parties necessary to permit the Seller to the consummate the transactions contemplated by this Agreement and the Stockholders Agreement. The Seller and each Company shall also have made, and delivered to the Purchaser copies of, all registrations, qualifications, declarations, or filings with, or notices to, any federal, state or local governmental authority necessary to permit the Seller and each of the Companies to consummate the transactions contemplated by this Agreement.

                    4.5  Retention. The Seller shall enter into an agreement
                         ---------
          to be a General Manager of Rosch for a term of not less than three years, and with the Seller agreeing not to compete with Rosch for a period of two years after termination of such retention, upon terms satisfactory to AEC.

                                      ARTICLE 5

                       CONDITIONS TO OBLIGATIONS OF THE SELLER

                    The obligations of the Seller to consummate the transactions contemplated hereby are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Seller at his sole discretion):

                    5.1  Representations, Warranties and Obligations.  All
                         -------------------------------------------
          representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Purchaser shall have performed in all material respects all of its agreements, covenants and obligations required hereby to be performed prior to or at the Closing Date.

                    5.2  Consents and Approvals.  The Purchaser shall have
                         ----------------------
          obtained and delivered to the Seller all approvals, consents, waivers, orders and authorizations of governmental authorities or other third parties necessary to permit the Purchaser to consummate the transactions contemplated by this Agreement.

                    5.3  Stock Certificates. The Purchaser shall deliver the
                         ------------------
          certificates evidencing the AEC Shares, registered in the name of the Seller, which certificate shall have set forth thereon a legend referring to the restrictions on sale or transfer imposed
          under  the  Securities Act.    In addition,  the  Purchaser shall
          deliver a "lock-up" letter agreeing that for a period of one year from the Closing Date he will not sell or transfer 200,000 of the 210,000 AEC Shares.

                    5.4  Payment.  The Purchaser shall deliver a certified
                         -------
          check or arrange a wire transfer to the account of the Seller in the amount of US$ 200,000.

                    5.5  Good Standing Certificates.  The Purchaser shall
                         --------------------------
          deliver to the Seller a certificate of good standing from the Secretary of State of the State of Delaware.

                    5.6  General Manager. The Purchaser shall cause Rosch to
                         ---------------
          enter into an agreement with the Seller retaining him as a General Manager for a term of not less than three years, and with the Seller agreeing not to compete with Rosch for a period of two
          years   after   termination   of  such   retention,   upon  terms
          satisfactory to the Seller.

                                      ARTICLE 6

                                   INDEMNIFICATION

                    6.1  Indemnification by the Seller. The Seller agrees to
                         -----------------------------
          defend, indemnify and hold the Purchaser and its successors and assigns (the "Indemnified Purchaser Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of the breach of any representation, warranty or covenant made by the Seller herein.

                    6.2  Indemnification by the Purchaser.  The Purchaser
                         --------------------------------
          agrees to defend, indemnify and hold the Seller harmless from and against any and all losses, liabilities, damages, costs, or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of the breach of any representation, warranty or covenant made by the Purchaser herein.

                    6.3  Survival of Representations and Warranties.  The
                         ------------------------------------------
          representations, warranties, covenants and agreements made by the Seller, on the one hand, and the Purchaser, on the other hand, shall survive the Closing Date for a period of one (1) year.

                    6.4  Notice of Claims.  Each of the Purchaser and the
                         ----------------
          Seller agrees to give prompt written notice to the other of any claim against the party giving notice which might give rise to a claim by it against the other party hereto based upon the indemnification provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice will
                   --------  -------
          not affect the obligation of the indemnifying party to provide indemnification in accordance with the provisions of this Article
          6 unless, and only to the extent that, such indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against the Seller or any member of the Indemnified Purchaser Group with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name or on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; provided, however, that an
                                                --------  -------
          indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. Neither party hereto shall make any settlement of any claim which might give rise to liability of the other party under the indemnification provisions contained herein without the written consent of such other party,
          which   consent  such   other  party   covenants  shall   not  be
          unreasonably withheld.

                                      ARTICLE 7

                                 CONDUCT OF BUSINESS

                    7.1  Carry on Business, etc. From the date hereof until
                         ----------------------
          the Closing, except as permitted by this Agreement or as otherwise consented to by the Purchaser in writing, the Seller shall cause each Company to:

                         (A) carry on their business in the ordinary course in substantially the same manner in which it previously has been conducted and use reasonable efforts to preserve intact its present business organization and to preserve its relationships with customers, suppliers and others having business dealings with it, keep available the service of its
                    present   officers  and  employees   and  preserve  its
                    goodwill;

                         (B) maintain its properties in good working repair, order and condition, in accordance with its standard maintenance policies, and in any event in at least as good repair, order and condition as on the date hereof (ordinary wear and tear excepted) and so as to permit the continued operation of the business after the Closing Date;

                         (C)  maintain its corporate existence;

                         (D) duly comply in all material respects with all laws applicable to it and to the conduct of its business;

                         (E) neither (a) amend or change its Articles of Association or Memorandum of Association; nor (b) merge with or into, consolidate with, or acquire all or substantially all of the stock or assets of any other corporation, partnership, limited partnership, joint venture, association, or other entity; nor (c) sell, lease, transfer or otherwise convey any significant part of its assets (other than inventory sold in the ordinary course of business); nor (d) change the character of its business; nor (e) enter into negotiations or any agreement with respect to any such transactions;

                         (F) neither declare, pay or make any dividend or other distribution or payment in respect of the outstanding shares of its stock, nor purchase, redeem, or otherwise acquire any shares of its stock; and

                         (G) neither (a) enter into any loan agreement, whether or not secured by the Company's assets, except in the ordinary course of business; (b) acquire or dispose of any material asset or property, whether by sale, lease or license, except in the ordinary course of business; (c) acquire or dispose of, or enter any lease, commitment or other transaction in respect of, any real estate; (d) make any new commitment to pay any severance or termination pay to any agent, consultant or employee of the Company other than in the ordinary course of business or to any person who is or was an officer, director or stockholder of the Company or its subsidiary; (e) make any change in its accounting methods or practices; (f) terminate or modify any material license, permit or Commitment other than in the ordinary course of business; (g) do or omit to do any act which may cause a material breach of or default under any Commitment or a breach of any representation, warranty, covenant or agreement made herein by either Company or the Seller; nor (h) incur any obligation (fixed, contingent or otherwise) or enter into any lease, commitment or other transaction, other than the sale of each companies products in the ordinary course of business, consistent with past practice, which will bind either Company after the Closing Date to an expenditure in excess of US$ 75,000; and

                         (H) maintain its books of account and records in its usual, regular and ordinary manner, consistent with its past practice.

                                      ARTICLE 8

                                POST-CLOSING COVENANTS

                    8.1  Board of Directors.  Upon the closing of this
                         ------------------
          Agreement, the Board of Directors shall elect the Seller a director of AEC to fill a current vacancy in the Board of Directors and shall include the Seller on the management slate of directors for the election of directors at the 1998 annual meeting of AEC stockholders.

                    8.2  Guarantees.  The Purchaser shall arrange for the
                         ----------
          release and discharge of the Seller no later than six (6) months after the Closing Date, from each personal guarantee set forth on
          Schedule 8.2 to this Agreement of the indebtedness, obligations and
          ------------
          liabilities of the Companies given by the Seller in connection with the Companies' respective bank loans.

                                      ARTICLE 9

                                  GENERAL PROVISIONS

                    9.1  Expenses.  Each party to this Agreement shall pay
                         --------
          its own costs and expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel and accountants) incidental to the negotiation, drafting, and performance of this Agreement.

                    9.2  Successors and Assigns.  This Agreement shall be
                         ----------------------
          binding upon  and inure  to  the benefit  of the  Seller and  the
          Purchaser,   and  their   respective  heirs,   successors,  legal
          representatives and assigns.

                    9.3  Waiver. Any term or condition of this Agreement may
                         ------
          be waived, to the extent permitted by law, at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or
          condition.   No waiver by any  party of any term  or condition of
          this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or
          condition  of  this  Agreement  on  any  future  occasion.    All
          remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                    9.4  Brokers and Finders.  Neither the Seller nor the
                         -------------------
          Purchaser has entered into, nor will enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of such party to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement.

                    9.5  Entire Agreement.  This Agreement (including the
                         ----------------
          Schedules and Exhibits hereto) constitutes the entire agreement by the parties and supersedes any other agreement, whether written or oral, that may have been made or entered into by them as to the subject matter herein. This Agreement may be amended or supplemented only by a written instrument executed by the parties hereto which states specifically that it is intended to amend or supplement this Agreement.

                    9.6  Notices.  All notices, demands, requests, and other
                         -------
          communications hereunder shall be in writing in the English language and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand or facsimile, or sent by certified or registered mail, postage prepaid and return receipt requested, or by prepaid overnight express service. Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

                    (a)  If to the Seller:

                         Andy Rosch
                         c/o Rosch GmbH Medizintechnik
                         Alt Buckow 6
                         12349 Berlin Germany
                         Tel: 49-30-667-91514
                         Fax: 49-30-604-2881

                    (b)  If to the Purchaser:

                         American Electromedics Corp.
                         13 Columbia Drive, Suite 18
                         Amherst, New Hampshire 03031
                         Attention: Mr. Michael T. Pieniazek,
                                    President
                         Tel: (603) 880-6300
                         Fax: (603) 880-8977


                    9.7  Specific Performance. The Seller agrees that money
                         --------------------
          damages would not be a sufficient remedy to the Purchaser for any breach of this Agreement by the Seller, and therefor the
          Purchaser shall be entitled to specific performance and injunctive relief as remedies for any such breach or threatened breach. Such remedies shall not be deemed the exclusive remedies of the Purchaser for a breach of this Agreement by the Seller, but shall be in addition to all other remedies available at law or equity.

                    9.8  Severability.  In the event that any provision
                         ------------
          contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein and, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible but still be legal, valid and enforceable.

                    9.9  Applicable Law.  This Agreement and the legal
                         --------------
          relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the Republic of Germany, without giving effect to the principles of conflicts of law thereof, except as to the AEC Shares which shall be governed by the laws of the State of Delaware.

                    9.10 Titles and Headings.  Titles and headings to
                         -------------------
          sections hereof are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

                    9.11 Counterparts. This Agreement may be executed in one
                         ------------
          or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                        AMERICAN ELECTROMEDICS CORP.


                                        By:  /s/ Michael T. Pieniazek
                                           ----------------------------
                                           Name:   Michael T. Pieniazek
                                           Title:  President


                                             /s/ Andy Rosch
                                        --------------------------------
                                                 ANDY ROSCH